SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 30, 2000


                        Pathnet Telecommunications, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
         (State or other jurisdiction of incorporation or organization)


          333-91469                                         52-2201331
          ---------                                         ----------
     (Commission File No.)                                (I.R.S. Employer
                                                        Identification No.)


      1015 31ST STREET, N.W.
          WASHINGTON, DC                                      20007
    ---------------------                                     -----
(Address of principal executive offices)                   (Zip Code)

                                 (202) 625-7284
                                 --------------
              (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets

     On  March  30,  2000,   the  Registrant   completed  a   contribution   and
reorganization transaction in which:

o    it acquired  100%  shares of Pathnet,  Inc.  ("Pathnet")  common  stock and series A, B, and C convertible preferred stock in exchange for substantially similar shares of its own common stock and series A, B,and C convertible preferred stock;

o    Pathnet became a wholly owned subsidiary of the Registrant;

o Three new investors, The Burlington Northern and Santa Fe Railway Company, CSX Transportation, Inc. and Colonial Pipeline Company, contributed rights of way along their existing railroad and pipeline corridors, valued at approximately $187.0 million, in exchange for 8,511,607 shares of the Registrant's series D convertible preferred stock;

o Colonial Pipeline Company also contributed (i) $38.0 million in cash in return for 1,729,631 shares of the Registrant's series E convertible preferred stock; (ii) $1 million in cash in return for an option, exercisable by Colonial and certain of Colonial's affiliates, to purchase up to 1,593,082 shares of the Registrant's series E convertible preferred stock, or under certain circumstances, series D preferred stock, plus an option to purchase a number of shares of the Registrant's common stock; and
     (iii) $4 million in cash in return for a single fiber optic conduit along a portion of the Colonial right of way corridors or other telecommunications assets of equivalent value;

o it received a loan of $50 million from Pathnet representing the proceeds remaining from Pathnet's initial equity investments and the issue of Pathnet's 12 1/4% Senior Notes due 2008; and

o it acquired from Pathnet, for a $70 million promissory note, three fiber optic development contracts, related assets, other agreements and the rights to use Pathnet's name and other intellectual property as well as fiber assets currently held by Pathnet's subsidiary, Pathnet Fiber Optics, LLC.

The Registrant intends to continue to use the assets in its telecommunications business.

Item 5.   Other Events

     The press release of the Registrant dated April 6, 2000, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(C)      EXHIBITS.

     The following exhibits are filed as a part of this Current Report on Form 8-K:

   EXHIBIT NUMBER      DESCRIPTION OF DOCUMENT

       99.1            Registrant's press release dated April 6, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PATHNET TELECOMMUNICATIONS, INC.


Dated: April 14, 2000                  By: /s/ James M. Craig
                                       -------------------------------
                                       Name:  James M. Craig
                                       Title: Executive Vice-President
                                               Chief Financial Officer
                                               and Treasurer (Principal
                                               Financial Officer and Controller)

                                 EXHIBIT INDEX

                        PATHNET TELECOMMUNICATIONS, INC.

                           Current Report on Form 8-K

EXHIBIT NUMBER         DESCRIPTION

      99.1             Registrant's press release dated April 6, 2000.